UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 12, 2005

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE AUTO FINANCE TRUST 2005-B

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

Delaware	333-106575	31-1750007
Delaware	333-106575-09	51-6566806
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

140 East Shore Drive, Room 1052-D Glen Allen, Virginia		23059
(Address of principal executive offices)		(Zip Code)

(804) 290-6736

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                                      Other Events

The August 2005 Monthly Servicer Report was distributed

September 12, 2005.

Item 9.01.                                                      Financial Statements and Exhibits

The following are filed as exhibits to this Report:

Exhibit 20.  August 2005 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Auto Finance Trust 2005-B by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Auto Receivables, LLC

By:	/s/ Franklin A. Thacker
Name:	Franklin A. Thacker
Title:	Assistant Vice President

Capital One Auto Finance Trust 2005-B
By: Capital One Auto Receivables, LLC,
Depositor of the Capital One Auto
Finance Trust 2005-B

By:	/s/ Franklin A. Thacker
Name:	Franklin A. Thacker
Title:	Assistant Vice President

Date:  September 12, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE AUTO FINANCE TRUST 2005-B

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

INDEX TO EXHIBITS

Exhibit Number

20.	August 2005 Monthly Servicer Report